UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 10, 2015
(Date of earliest event reported)

Callidus Software Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50463	77-0438629
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4140 Dublin Boulevard, Suite 400, Dublin, CA 94568
(Address of principal executive offices) (Zip Code)

(925) 251-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07. Submission of Matters to a Vote of Security Holders.
Callidus Software Inc. (“Company”) held its 2015 Annual Meeting of Stockholders (“Annual Meeting”) on June 10, 2015 at the Company’s headquarters. As of the record date, April 13, 2015, 57,529,577 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 50,251,507 shares of Company common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.
At the Annual Meeting, the stockholders of the Company voted on the following proposals to: (i) elect three Class III members to the board of directors; (ii) approve an amendment to the Company’s 2013 Stock Incentive Plan (“Plan”) to increase the number of shares of common stock reserved for issuance under the Plan by 5,000,000 shares; (iii) hold an advisory vote on executive compensation; and (iv) ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015. Each of these proposals is described in more detail in the Company’s definitive proxy statement, dated April 28, 2015 (“Proxy Statement”). The voting results for each of the proposals are detailed below:

1.
Proposal 1: Election of Class III directors. Each of the three directors nominated for election by the Company’s board of directors was elected to serve as a Class III director and to hold office for a three-year term that ends immediately prior to the Company’s 2018 Annual Meeting of Stockholders or until his successor is duly elected and qualified. The voting results were as follows:

Director	For	Against	Abstentions	Broker Non-Votes
Charles M. Boesenberg	42,722,884	1,009,086	243,828	6,275,709
Murray D. Rode	43,413,872	318,098	243,828	6,275,709
Leslie J. Stretch	43,550,234	313,546	112,018	6,275,709

2.
Proposal 2: Vote on an Amendment to the Company’s 2013 Stock Incentive Plan. The Company’s stockholders approved an amendment to the Plan to increase the number of shares of common stock reserved for issuance under the Plan by 5,000,000 shares. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
30,282,682	13,564,180	128,936	6,275,709

3.
Proposal 3: Advisory Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, the Company’s executive compensation program as set forth in more detail in the Proxy Statement. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
43,171,641	675,707	128,450	6,275,709

4.
Proposal 4: Appointment of Independent Auditors. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
50,046,001	80,753	124,753	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Date: June 12, 2015	By:	/s/ Bob L. Corey
Bob L. Corey
Senior Vice President, Chief Financial Officer (duly authorized officer)